Exhibit 10.4

Extension to the
Master Manufacturing Agreement

between

Xtera Communications, Inc.

and

NSG Technology, Inc.

This Extension to the Master Manufacturing Agreement (“Extension”) is entered into as of January 1-, 2016 and is by and between Xtera Communications, Inc. (“Xtera”) with a place of business at 500 W. Bethany Drive, Suite 100, Allen, TX  75013 and NSG Technology, Inc. (“NSG”) with a place of business at 1705 Junction Court, Suite 200, San Jose, CA  95112.

The parties wish to extend for three years the Master Manufacturing Agreement dated January 1, 2013 (“Master Agreement”).

The Master Agreement will continue for a period of three years commencing on January 1, 2016.

All other terms and conditions of the Master Agreement remain the same.

IN WITNESS WHEREOF, the parties have caused this Extension to be executed by their respective duly authorized officers as of the date first written above.

Xtera Communications, Inc.

Date Signed: May 10, 2016	By:	/s/ Paul J Colan
Paul J Colan
Executive Vice President & Chief Financial Officer

NSG Technology, Inc.

Date Signed: May 10, 2016	By:	/s/ Ted D Dubbs
Ted D Dubbs
Senior Vice President

10109907.1